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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): May 18, 2004

                       Medicis Pharmaceutical Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-18443                 52-1574808
        (State or Other              (Commission             (IRS Employer
        Jurisdiction of                 File                Identification No.)
         Incorporation)                Number)


8125 North Hayden Road
Scottsdale, Arizona                                                  85258-2463
(Address of Principal                                                (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:              (602) 808-8800



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets

     On May 18, 2004, Medicis Pharmaceutical Corporation (the "Company") issued a press release announcing that it had closed its previously announced asset purchase agreement and license agreement, and had entered into a securities purchase agreement with BioMarin Pharmaceutical, Inc.

     A copy of the Company's press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Exhibits.

99.1 Copy of press release, dated May 18, 2004, issued by Medicis Pharmaceutical Corporation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDICIS PHARMACEUTICAL
                                        CORPORATION
                                        (Registrant)


Date:  May 18, 2004                     /s/ Mark A. Prygocki, Sr.
                                        -----------------------------------
                                        Name:      Mark A. Prygocki, Sr.
                                        Title:     Executive Vice President,
                                                   Chief Financial Officer,
                                                   Corporate Secretary and
                                                   Treasurer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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99.1        Copy of press release, dated May 18, 2004, issued by Medicis
            Pharmaceutical Corporation